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                                                                    EXHIBIT 13.2

                         TELE NORTE PARTICIPACOES S.A.
     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ENACTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            Tele Norte Participacoes S.A. (the "Company") is filing with the U.S. Securities and Exchange Commission, on the date hereof, its annual report on Form 20-F for the fiscal year ended December 31, 2003 (the "Report"). Pursuant to 18 U.S.C. Section 1350 as enacted pursuant to the requirements of
Section 906 of the Sarbanes-Oxley Act of 2002, I, Joao Cox Neto, the Chief Financial Officer of the Company, hereby certify that to the best of my knowledge:

      (A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (B) the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 30, 2004

/s/ Joao Cox Neto
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Joao Cox Neto
Chief Financial Officer